Exhibit 32

                        CERTIFICATION OF PERIODIC REPORT

     Pursuant  to  Section  906 of the  Sarbanes-Oxley  Act of 2002,  18  U.S.C.
Section 1350, Philip W. Tomlinson, the Chairman of the Board and Chief Executive Officer of Total System Services, Inc. (the "Company"), and James B. Lipham, the Senior Executive Vice President and Chief Financial Officer of the Company, hereby certify that, to the best of his knowledge:

(1) The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 (the "Report") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 4, 2006                              /s/ Philip W. Tomlinson
                                            ------------------------------------
                                            Philip W. Tomlinson
                                            Chairman of the Board and
                                             Chief Executive Officer

August 4, 2006                              /s/ James B. Lipham
                                            ------------------------------------
                                            James B. Lipham
                                            Senior Executive Vice President and
                                             Chief Financial Officer



     This certification "accompanies" the Form 10-Q to which it relates, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q, irrespective of any general incorporation language contained in such filing.)